Exhibit 99.1

Exhibit 99.1(a)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Timothy W. Turner
Name: Timothy W. Turner Date: June 16, 2021

Exhibit 99.1(b)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Nicholas D. Cortezi
Name: Nicholas D. Cortezi Date: June 14, 2021

Exhibit 99.1(c)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Henry S. Bienen
Name: Henry S. Bienen Date: June 14, 2021

Exhibit 99.1(d)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ David P. Bolger
Name: David P. Bolger Date: June 15, 2021

Exhibit 99.1(e)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Michelle L. Collins
Name: Michelle L. Collins Date: June 15, 2021

Exhibit 99.1(f)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ William J. Devers
Name: William J. Devers Date: June 14, 2021

Exhibit 99.1(g)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ D. Cameron Findlay
Name: D. Cameron Findlay Date: June 15, 2021

Exhibit 99.1(h)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Robert Le Blanc
Name: Robert Le Blanc Date: June 14, 2021

Exhibit 99.1(i)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Andrew J. McKenna
Name: Andrew J. McKenna Date: June 16, 2021

Exhibit 99.1(j)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ Michael D. O’Halleran
Name: Michael D. O’Halleran Date: June 15, 2021

Exhibit 99.1(k)

Consent of Director Nominee

The undersigned hereby consents to being named in the registration statement on Form S-1 and in all subsequent amendments and post-effective amendments or supplements thereto and in any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Registration Statement”) of Ryan Specialty Group Holdings, Inc., a Delaware corporation (the “Company”), as an individual to become a director of the Company and to the inclusion of his biographical and other information in the Registration Statement. The undersigned also hereby consents to being named in any registration statement on Form S-8 filed by the Company that incorporates by references the prospectus forming part of the Registration Statement.

/s/ John W. Rogers, Jr.
Name: John W. Rogers, Jr. Date: June 15, 2021